Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------


To  LifeCell  Corporation:

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated March 27, 2001 included in LifeCell Corporation's Form 10-K for the year ended
December 31, 2000 and to all references to our Firm included in this Registration Statement.

                                                     ARTHUR  ANDERSEN  LLP

Philadelphia,  PA
August 27, 2001


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